EXHIBIT 99.1

                                 LEHMAN BROTHERS
                                 ---------------


                   TREASURY CALLABLE STRIPS SERIES 1997-USTS-3
          (Underlying Securities will be United States Treasury STRIPS
                             Due November 15, 2024)


               Indicative Summary of Terms as of October 10, 1997

Transaction:                  Lehman Brothers will sell Trust Certificates
                              representing 100% beneficial interest an interest in the Underlying Securities, zero coupon bonds issued by the United States Treasury (the
                              "Underlying Securities"), with respect to which a Lehman Brothers entity retains a call option to purchase the Underlying Securities at predetermined prices (the "Call Price"), as indicated in Appendix 1 attached hereto.

Face Amount:                  $ 176,708,000 at maturity

Settlement Date:              November 14, 1997

Maturity Date:                November 15, 2024.  The Certificates may be called
their terms.                  earlier in accordance with


Issue Price:                  12.026

Coupon                        0%

Yield to Maturity/
Yield to Call:                8.00%

Call Dates:                   The Underlying Securities may be acquired on any
                              semi-annual call date (each, a "Redemption Date") by a Lehman Brothers entity at the applicable call price beginning November 15, 2000 and ending May
                              15, 2024.

Call Notice:                  Seven Business Days prior to each Call Date

Call Price:                   The Call Price of the Underlying Securities on
                              each Redemption Date is listed in Appendix 1 attached hereto.

Minimum Denominations:        $1,000

Form:                         Book Entry, DTC

Sale Concession:              0.250%

Trustee:                      The Bank of New York

Underwriter:                  Lehman Brothers Inc.



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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                   Appendix 1
                       Indicative Call Price Schedule (%)


Redemption Date        Call Price         Redemption Date       Call Price

11/15/00               15.219             11/15/12              39.012
5/15/01                15.828             5/15/13               40.573
11/15/01               16.461             11/15/13              42.196
5/15/02                17.120             5/15/14               43.883
11/15/02               17.805             11/15/14              45.639
5/15/03                18.517             5/15/15               47.464
11/15/03               19.257             11/15/15              49.363
5/15/04                20.028             5/15/16               51.337
11/15/04               20.829             11/15/16              53.391
5/15/05                21.662             5/15/17               55.526
11/15/05               22.529             11/15/17              57.748
5/15/06                23.430             5/15/18               60.057
11/15/06               24.367             11/15/18              62.460
5/15/07                25.342             5/15/19               64.958
11/15/07               26.355             11/15/19              67.556
5/15/08                27.409             5/15/20               70.259
11/15/08               28.506             11/15/20              73.069
5/15/09                29.646             5/15/21               75.992
11/15/09               30.832             11/15/21              79.031
5/15/10                32.065             5/15/22               82.193
11/15/10               33.348             11/15/22              85.480
5/15/11                34.682             5/15/23               88.900
11/15/11               36.069             11/15/23              92.456
5/15/12                37.512             5/15/24               96.154




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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might be structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.